UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

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Additional Information about the Transactions and Where to Find It

This document is being provided in connection with the proposed combination of CompoSecure, Inc. with Husky Technologies Limited (the “Combination”). The Company plans to file a proxy statement and certain other documents with the SEC to seek the approval of the holders (the “Company Stockholder Approval”) of CompoSecure, Inc.'s Class A common stock (the “Common Stock”) of the issuance of shares of Company Stock (the “Company Share Issuance”) in connection with the Combination and certain related private placements (collectively, the “Transactions”). The definitive proxy statement (if and when available) will be mailed to shareholders of the Company. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT THAT WILL BE FILED WITH THE SEC (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. Shareholders will be able to obtain, free of charge, copies of such documents filed by the Company when filed with the SEC in connection with the Transactions at the SEC's website (http://www.sec.gov). In addition, the Company's shareholders will be able to obtain, free of charge, copies of such documents filed by the Company at the Company's website (https://ir.composecure.com). Alternatively, these documents, when available, can be obtained free of charge from the Company upon written request to the Company at ir@composecure.com.

Participants in the Solicitation

The Company, Resolute Holdings Management, Inc. (“Resolute Holdings”) and their respective directors and officers may be deemed participants in the solicitation of proxies in connection with the approval of the holders of the Common Stock of the issuance of shares of Common Stock (the “Company Stock Issuance”) pursuant to the terms of the agreements governing the Combination at a special meeting (the “Company Stockholder Approval”) pursuant to the terms of the agreements governing the Combination at a special meeting (the “Company Stockholder Approval”). The Company's stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of the Company in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on March 5, 2025 (including Part III thereof, which is incorporated by reference to the Company's Definitive Proxy Statement on Schedule 14A filed with the SEC on April 18, 2025), as amended by the Current Reports on Form 8-K filed by the Company on July 14, 2025 (as amended on July 17, 2025), and regarding the directors and officers of Resolute Holdings in Resolute Holdings' Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on March 31, 2025 (including Part III thereof, which is incorporated by reference to Resolute Holdings' Definitive Proxy Statement on Schedule 14A filed with the SEC on April 18, 2025), as amended by the Current Report on Form 8-K filed by Resolute Holdings on July 14, 2025. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of the Company's stockholders in connection with the Company Stock Issuance and other matters to be voted upon at the special meeting will be set forth in the proxy statement for the Company Stock Issuance when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Company Stock Issuance will be included in the proxy statement that the Company intends to file with the SEC.

Investor Presentation November 3, 2025 CompoSecure, Inc. + Husky Technologies

Disclaimer 2 Forward-Looking Statements This presentation includes “forward looking statements.” Forward-looking statements may be identified by the use of words such as "forecast," "intend," "seek," "target," “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” “pro forma” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward looking statements include projected financial information. Such forward looking statements with respect to revenues, earnings, performance, strategies, synergies, prospects and other aspects of the businesses of CompoSecure, Inc. (together with its subsidiaries, “CompoSecure”), Husky Technologies Limited (together with its subsidiaries, “Husky”), or the combined company after completion of the proposed combination with Husky described herein (the “Prospective Combination”) are based on current expectations that are subject to risks and uncertainties. A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward looking statements. These factors include, but are not limited to: (1) the inability to enter into binding agreements with respect to, or complete, the transactions contemplated herein, including the Prospective Combination, on favorable terms or at all; (2) the inability to recognize the anticipated benefits of the proposed transactions, including the Prospective Combination, which may be affected by, among other things, competition, and the ability of the post-transaction business to grow and manage growth profitably; (3) costs related to the proposed transactions, including the Prospective Combination; (4) changes in applicable laws or regulations; (5) risks relating to the respective businesses of CompoSecure and Husky; (6) the possibility that CompoSecure and/or Husky may be adversely affected by other economic, business, and/or competitive factors; and (7) other risks and uncertainties indicated from time to time in documents filed or to be filed with the SEC by CompoSecure. You are cautioned not to place undue reliance upon any forward-looking statements, including the projections, which speak only as of the date made. CompoSecure does not undertake any commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise. Industry and Market Data In this presentation, CompoSecure relies on and refers to information and statistics regarding market shares in the sectors in which CompoSecure and/or Husky compete and other industry data. CompoSecure obtained such information and statistics from third-party sources, including reports by market research firms. CompoSecure has supplemented this information where necessary with information from discussions with CompoSecure’s own internal estimates, taking into account publicly available information about other industry participants and CompoSecure’s management’s best view as to information that is not publicly available. Use of Non-GAAP Financial Measures Some of the financial information and data contained in this presentation, such as Adjusted EBITDA, Free Cash Flow, and measures based thereon, have not been prepared in accordance with GAAP. Management believes that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to CompoSecure’s financial condition and results of operations. CompoSecure’s management uses these non-GAAP measures to compare CompoSecure’s performance to that of prior periods for trend analyses, and for budgeting, planning and other purposes. CompoSecure believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. Other companies may calculate non-GAAP measures differently, and therefore the non-GAAP measures of CompoSecure included in this presentation may not be directly comparable to similarly titled measures of other companies. When CompoSecure provides our expectations for Annual EBITDA Growth, Adjusted EBITDA Margin, Net Adjusted EBITDA, Net Adjusted EBITDA Margin, Organic Growth, Gross Margin, Free Cash Flow Yield, Free Cash Flow Conversion, Pro Forma Adjusted Revenue, Pro Forma Net Adjusted EBITDA, Pro Forma Cash Conversion and Pro Forma Net Adjusted EBITDA Less Capex of CompoSecure and Husky on a forward-looking basis, a reconciliation of the differences between the non-GAAP expectations and the corresponding GAAP measures generally is not available without unreasonable effort due to potentially high variability, complexity and low visibility as to the items that would be excluded from the GAAP measure in the relevant future period, such as unusual gains and losses, fluctuations in foreign currency exchange rates, the impact and timing of potential acquisitions and divestitures, future restructuring costs, and other structural changes or their probable significance. The variability of the excluded items may have a significant, and potentially unpredictable, impact on our future GAAP results.

Disclaimer 3 No Offer or Solicitation This presentation is for informational purposes only and does not constitute an offer to sell or purchase, or a solicitation of an offer to sell, buy or subscribe for, any securities in any jurisdiction, or a solicitation of any proxy, vote, consent or approval relating to the transactions described herein or otherwise in any jurisdiction, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdictions. This presentation is restricted by law; it is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation. NEITHER THE SEC NOR ANY OTHER SECURITIES COMMISSION OR SIMILAR REGULATORY AUTHORITY, IN THE UNITED STATES OR ELSEWHERE, HAS REVIEWED, APPROVED OR DISAPPROVED OF THE SECURITIES OF COMPOSECURE OR THIS PRESENTATION OR DETERMINED IF THIS PRESENTATION IS TRUTHFUL OR COMPLETE, AND ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. Use of Projections This presentation contains financial forecasts, including with respect to projected Revenue, Net Adjusted EBITDA, Adjusted EBITDA (Excluding Management Fees), Net Adjusted EBITDA Margin, EBITDA less Capital Expenditures, Free Cash Flow Yield, Stock Compensation Expense, and Management Fees to Resolute Holdings Management, Inc. giving effect to the consummation of the proposed transactions described herein. The independent registered public accounting firm of CompoSecure has not audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, has not expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. These projections should not be relied upon as being necessarily indicative of future results. CompoSecure does not undertake any commitment to update or revise the projections, whether as a result of new information, future events or otherwise. In this presentation, certain of the above-mentioned projected information has been repeated (in each case, with an indication that the information is an estimate and is subject to the qualifications presented herein), for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of CompoSecure or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved.

4 Table of Contents I Overview 5 II Segment 1: CompoSecure 15 III Segment 2: Husky 25 IV Appendix: Pro Forma Supplement 34 VI Appendix: Husky Supplement 43 V Appendix: CompoSecure Supplement 37

I. Overview

Public Company
Segment 1
CompoSecure
Segment 2
HUSKY

Platform Background

Designed to Acquire and Operate High Quality Businesses

- In September 2024, Dave Cote and Tom Knott acquired a majority interest[1] in CompoSecure, Inc. (NYSE: CMPO) ("CompoSecure") to create an operations-focused permanent capital platform. Today, The David Cote Family has ~$1.1bn[2] of personal capital invested in the platform.
- The platform's strategy is to acquire businesses with great positions in good industries and then systematically deploy the Resolute Operating System ("ROS"). Each acquired business will operate as a distinct segment within the larger company.
- Since the initial investment, priorities have been (i) deploying the Resolute Operating System at CompoSecure, (ii) spinning off Resolute Holdings (NYSE: RHLD) ("Resolute") as the manager responsible for overseeing the operations and capital allocation of CompoSecure, and (iii) evaluating potential acquisition opportunities that fit the investment criteria Dave and Tom have employed historically.
- Performance at CompoSecure has accelerated materially with the deployment of the Resolute Operating System. 3Q25, FY 2025, and FY 2026 guidance[3] are expected to be materially above market expectations.

Platform is uniquely positioned to solve monetization issues faced by large-cap sponsors, allowing for attractive purchase prices of high-quality assets and long-term compounding through operating improvement via ROS implementation.

How the Platform Works



Public Company
(NYSE: CMPO)4
Operating System, M&A, and Capital Allocation
Resolute Holdings
(NYSE: RHLD)
Segment 1:
CompoSecure
Segment 2:
Acquired
Business #1
Management Fee:
~10% of (LTM Adj. EBITDA – Stock Comp Expense)

Source: FactSet, market data as of 26-Sep-2025.

1. *The David Cote Family's investment made through Resolute Compo Holdings LLC. Dave Cote and Tom Knott lead Resolute Compo Holdings LLC.*
2. *Based on latest closing share price for CMPO, as of 26-Sep-2025.*
3. *To be provided with 3Q25 earnings release expected to be issued in early November.*
4. *CompoSecure, Inc. likely to be renamed in conjunction with transaction announcement.*

6

Public Company
Segment 1
CompoSecure
Segment 2
HUSKY

Performance Track Record

Disciplined Investing and Operating Excellence Drives Superior Performance

Honeywell



2.5x
797%
321%
S&P 500
HON

Jan-2003 – Apr-2018[1]

- **Dave Cote** served as CEO and Executive Chairman of Honeywell
- Market cap grew from ~$20 billion to ~$112 billion during his tenure

VERTIV



12.1x
1,344%
112%
S&P 500
VRT

Dec-2019 – Sep-2025[2]

- **Dave Cote** (Executive Chairman) and **Tom Knott** led combination of Vertiv and GS Acquisition Holdings, where Knott was CEO
- Market cap grew from ~$3.5 billion to ~$56 billion post acquisition

MIRION



2.8x
138%
49%
S&P 500
MIR

Oct-2021 – Sep-2025[3]

- **Tom Knott** led combination of Mirion and GS Acquisition Holdings Corp II, where he was CEO
- Market cap grew from ~$2.0 billion to ~$5.8 billion post acquisition

Investment Platform

CompoSecure



9.0x
251%
28%
S&P 500
CMPO

Aug-2024 – Sep-2025[4]

- **Dave Cote** (Executive Chairman) and **Tom Knott** created permanent capital platform
- Market cap has increased from ~$0.6 billion to ~$2.5 billion with CMPO as the first managed business

Demonstrated track record of outperformance over time and across platforms

Source: FactSet, market data as of 26-Sep-2025.
[1] For the period from 01-Jan-2003 to 18-Apr-2018. [2] For the period from 10-Dec-2019 to 26-Sep-2025; Vertiv share price adjusted to $10.00 per share pre-announcement.
[3] For the period from 15-Oct-2021 (last day of MIR trading at $10.00 prior to transaction close) to 26-Sep-2025. [4] From the Resolute acquisition announcement on 07-Aug-2024 to 26-Sep-2025, adjusted for the spin of RHLD.

7

Public Company

Segment 1 CompoSecure | Segment 2 HUSKY

First Combination: Husky Technologies

- CompoSecure is seeking to combine with Husky Technologies ("Husky"), the leading manufacturer globally of highly-engineered injection molding equipment with best-in-class aftermarket sales, for ~$5.0bn from Platinum Equity ("Platinum"). Dave Cote and Tom Knott are familiar with Platinum Equity – they acquired Vertiv (NYSE: VRT) from Platinum in 2020.
- Husky will become the second of two reporting segments in the pro-forma Company:
  - <u>**Segment 1**</u>: **CompoSecure**: market leading manufacturer of metal payment cards and authentication solutions
  - <u>**Segment 2**</u>: **Husky Technologies**: market leading manufacturer of injection molding equipment and aftermarket sales
- We expect the pro forma Company will be valued at **~11.6x 2026E Net Adj. EBITDA of ~$635mn, representing a ~7.5% free cash flow yield**[1] in Year 1. This valuation is a 26% discount[2] to aftermarket and consumables peers (14.6x 2026 Adj. EBITDA and 4.9% FCF yield[1]) and 45% discount[2] to best-in class industrials compounders (16.8x 2026 Adj. EBITDA and 4.4% FCF yield[1]).
- Combination is expected to be partially financed with ~$2.0bn in private placements, negotiated at $18.50 / share of CompoSecure common stock and represents, in our view, both an opportunity for significant "Day 1" appreciation and long-term compounding.
- The private placement and all other investors are expected to participate pari-passu alongside ~$1.1bn[3,4] of The David Cote Family's personal capital that is currently invested in CompoSecure as well as ~$1.0bn of rolled equity from Platinum Equity.

Preliminary Sources & Uses ($mn)

Sources		Uses	
Platinum Rollover Equity	$1,023	Platinum Rollover Equity	$1,023
Private Placement	**1,962**	Cash to Platinum	750
		Debt Paydown	1,112
		Transaction Expenses	100
Total	**$2,985**	**Total**	**$2,985**

Pro Forma Ownership ($mn)

Pro Forma Ownership	$[5]	%	Shares
Existing CMPO Shareholders	$2,397	44.5%	129.6
of which The David Cote Family	*956*	*17.8%*	*51.7*
Platinum Rollover Equity	1,023	19.0%	55.3
Private Placement Investors	**1,962**	**36.5%**	**106.1**
PF Equity Value	**$5,382**	**100.0%**	**291.0**
(+) PF Net Debt	$1,978		
PF Enterprise Value	**$7,360**		

Source: FactSet, market data as of 26-Sep-2025; Resolute analysis.

1. *Net Adjusted EBITDA is calculated assuming full year of management fee to RHLD. Management fee will only be paid for periods following closing of the combination (estimated 1Q26). Free cash flow yield is defined as free cash flow (cash flow from operations less capital expenditures) divided by fully diluted equity value.*
2. *Implied discount in relation to 2026 Net Adj. EBITDA; peer set valuation benchmarking as of 26-Sep-2025.*
3. *The David Cote Family's investment made through Resolute Compo Holdings LLC.*
4. *Based on latest closing share price for CMPO, as of 26-Sep-2025.*
5. *Reflects pro forma equity value at $18.50 / share.*

8

9 Framing the Investment Opportunity Today & Over Time Great Businesses at Attractive Valuations – Significant Improvements Identified Source: Commercial market study; FactSet, market data as of 26-Sep-2025; Resolute analysis. 1. The David Cote Family’s investment made through Resolute Compo Holdings LLC. Dave Cote and Tom Knott lead Resolute Compo Holdings LLC. 2. Based on latest closing share price for CMPO, as of 26-Sep-2025. Great Positions in Good Industries Financial Profile and Valuation Compelling Risk Reward Both Segments are Market Leaders – Segment 1: CompoSecure has ~75% global share of metal cards – Segment 2: Husky has ~40% global share in PET injection molding systems Both Operate in Good Industries – Segment 1: Metal payment card market benefits from structural growth tailwinds, recurring demand dynamics, and demonstrates limited cyclicality – Segment 2: PET usage is growing vs. other substrates and experiences limited impact from economic cycles Both businesses possess attributes that are reminiscent of Dave Cote’s early days at Honeywell, and where Vertiv was when GSAH acquired it – Great assets with significant identified upside through consistent deployment of the Resolute Operating System – Assets allow for the opportunity to create a “New Honeywell” – without any of the legacy liabilities Financial Profile is Already Best-in-Class – M-HSD organic growth with consistent through the cycle demand drivers – ~29% Pro Forma Net Adj. EBITDA margin, with 500bps+ of further expansion identified – Highest aftermarket / recurring revenue mix and lowest cyclicality vs. peers – ~90% FCF conversion ~70% Recurring Revenue – Segment 1: Existing cards in circulation drive ~75% of revenue tied to recurring replacement (reissued, expired, lost, stolen) – Segment 2: Large installed bases of machines results in ~65% of revenues tied to durable and growing aftermarket sales (tooling, parts, service, remote monitoring) Platform Delivered at Significant Discount – PF Adj. EBITDA multiple of ~11.6x vs. key peers that trade at ~14.5x to 18.0x+ – ~7.5% FCF yield vs. < ~5.0% for key peers – $18.50 price / share for the transaction is a ~12% discount to current CMPO stock price2 – CMPO ’25 / ’26E standalone results expected to meaningfully beat Street consensus Alignment – The David Cote Family has ~$1.1bn1,2 of personal capital invested in the platform Profile – Clear market leaders with attractive FCF generation which will compound over time – End markets are less cyclical, and the businesses have high mix of recurring revenues resulting in durable through-the-cycle performance Deal Structure – Deep discount vs. key peers despite superior financial characteristics – Healthy balance sheet with rapid de-leveraging Performance Will Improve from Here – Dave Cote has a long and demonstrated track record of operational excellence – Playbook is already underway at CompoSecure: financial results since initial investment show the impact – Same playbook will apply at Husky: • Commercial excellence strategies and significant identified opportunities for margin expansion Public Company Segment 1 Segment 2

Public Company

Segment 1 CompoSecure | Segment 2 HUSKY

Pro Forma Company Details

Market Leaders with Best-in-Class Financials and Durable Growth Profiles

Pro Forma Company

~$2,225mn of 2026E Revenue[1] | ~$635mn of 2026E Net Adj. EBITDA[1,2] | ~29% 2026E Net Adj. EBITDA Margin[1,2]

M-HSD	~70%	~12.5%+	100bps+	~7.5%
annual organic growth through the cycle[4]	*recurring revenue mix*	*annual EBITDA growth*[4]	*annual margin expansion opportunity*[4]	*free cash flow yield*[5]

Best-In-Class, Diversified Compounder

Segment 1: CompoSecure

~$510mn of 2026E Revenue[1] (23% of pro forma revenue)

#1 / ~75%	~75%	~37% / ~94%
Position / Share in Metal Payment Cards	*Replacement Recurring Revenue*	*Adj. EBITDA Margin and FCF Conversion*

Segment 2: HUSKY

~$1,715mn of 2026E Revenue[1] (77% of pro forma revenue)

#1 / ~40%	~65%	~26% / ~87%
Position / Share in PET Systems	*Aftermarket Recurring Revenue*	*Adj. EBITDA Margin and FCF Conversion*

Revenue by End Market



Other 12%
Food Packaging 54%
Medical 6%
Consumer Goods 6%
Payment & Authentication 22%

Revenue by Geography



RoW 4%
Africa 7%
U.S. 40%
LATAM 8%
China 10%
Europe 15%
APAC (ex. China) 16%

Revenue by Recurrence



Recurring Sales ~67%
New Sales ~33%

Revenue by Customer



Top 10 Customers ~33%
Other Customers ~64%

Source: Commercial market study; CompoSecure and Husky data; Resolute analysis.

1. *Preliminary financial numbers subject to be refined for public investors following ongoing diligence.*
2. *Pro forma Adj. EBITDA includes Husky Adjusted EBITDA, CompoSecure Adjusted EBITDA, less management fee paid to Resolute Holdings.*
3. *Reflects normalized capital expenditures excluding one-time growth spend.*
4. *Forward annual organic growth rate, EBITDA growth rate, and margin expansion opportunity are off respective 2025E metrics.*
5. *Defined as pro forma free cash flow (cash flow from operations less capital expenditures) divided by pro forma fully diluted equity value.*

10

Public Company

Segment 1 CompoSecure | Segment 2 HUSKY

Large, Structurally Growing, and Resilient End Markets

Consolidated Company Positioned to Grow at M-HSD

End Market	% of 2026E PF Revenue	Forecasted Market Growth	Key Growth Drivers
CompoSecure **Metal Payment Cards**	23%	11-12%	▪ Metal cards are still <1% of all cards shipped and in circulation ▪ Low cost, high ROI to card issuers from metal cards ▪ Share gain of metal vs. plastic cards for new programs ▪ "Premiumization" via uptiering card programs to metal ▪ Consumers adding more credit cards to their wallets ▪ Further penetration of cards from cash – less than 30% penetrated today
Authentication			▪ Real optionality not embedded in organic growth rate
HUSKY® **Injection Molding & Aftermarket Solutions**	77%	5-6%	▪ Growing population, urbanization, and consumption growth ▪ PET share capture vs. other substrates ▪ Accelerating global demand for bottled water ▪ Regulatory requirements – recycled PET mandated minimums ▪ Ageing installed base and legacy technology obsolescence ▪ SKU proliferation to meet on-the-go application demand
Total	**100%**	**6-7%**	▪ Reflects weighted average growth rate based on revenue contribution

Industry fundamentals are highly supportive of durable growth through the cycle

Source: Commercial market study; CompoSecure and Husky data.

11

Public Company
Segment 1
CompoSecure
Segment 2
HUSKY

Pro Forma Historical and Projected Financials

Financial Profile Delivers Growth, Profitability, and Free Cash Flow

Self-inflicted Husky margin headwinds during COVID[1]

Pro Forma Adj. Revenue ($mn)



2021-2026E: ~7.7% CAGR
$1,541
$1,273
$268
2021
$1,793
$1,415
$378
2022
$1,932
$1,541
$391
2023
$1,915
$1,495
$421
2024
$2,045
$1,582
$463
2025E
~$2,225
$1,715
$510
2026E
Organic Growth
20.7%
8.0%
0.0%
6.8%
8.8%

Pro Forma Net Adj. EBITDA[2] ($mn)



2021-2026E: ~8.1% CAGR
$431
$339
$92
2021
$429
$304
$125
2022
$502
$369
$133
2023
$525
$387
$138
2024
$565
$400
$165
2025E
~$635
$445
$190
2026E
% Sales
28.0%[3]
23.9%
26.0%
27.4%
27.7%
28.5%

Pro Forma Cash Conversion[4]



Average Cash Conversion: ~89%
87%
85%
95%
2021
88%
87%
93%
2022
91%
91%
92%
2023
90%
89%
94%
2024
88%
86%
95%
2025E
89%
87%
94%
2026E
Husky
CompoSecure

Pro Forma Net Adj. EBITDA Less Capex[4] ($mn)



2021-2026E: ~8.6% CAGR
$374
$287
$87
2021
$379
$263
$116
2022
$458
$336
$122
2023
$474
$345
$130
2024
$495
$340
$156
2025E
~$565
$385
$179
2026E
% Sales
24.3%
21.1%
23.7%
24.8%
24.2%
25.1%

Source: CompoSecure and Husky data; Resolute analysis.

1. *Reference page 53 for additional information on historical margin headwinds.*
2. *Net Adj. EBITDA and corresponding margins are pro forma for Management Fee to RHLD to maintain like-for-like comparison across periods.*
3. *CompoSecure margins in 2021 were higher given absence of public company expenses prior to de-SPAC transaction.*
4. *Husky capex normalized for estimated incremental growth investment associated with the new India plant.*

12

13 Valuation is Highly Attractive Across All Metrics Margin of Safety – Significant Discount to Peers Despite Best-in-Class Financial Profile Source: FactSet, market data as of 26-Sep-2025. Note: Dashed lines represent median of peer subgroups. 1. Defined as free cash flow (cash flow from operations less capital expenditures) divided by fully diluted equity value. 2. JBT Marel free cash flow yield reflects internal estimate. EV / 2026E EBITDA and EBITDA Margins Industrial Aftermarket & Consumable Peers Best-in-Class Industrials Compounders 28.5% EBITDA Margins 2026E Free Cash Flow Yield1 Pro forma business has the quality financial profile to re-rate as best-in-class industrial compounder on Day 1 % Aftermarket Mix Public Company Segment 1 Segment 2 ~11.6x 18.2x 15.7x 15.6x 13.7x 13.3x 13.1x 17.9x 17.4x 16.2x 13.7x 0.0x 5.0x 10.0x 15.0x 20.0x Husky + CMPO Graco Lincoln Electric Nordson JBT Marel Donaldson ESAB AMETEK Illinois Tool Works Ingersoll Rand IDEX ~7.5% 4.1% 4.5% 5.1% 5.5% 4.7% 5.6% 4.3% 4.2% 4.5% 5.3% 0.0% 3.0% 6.0% 9.0% Husky + CMPO Graco Lincoln Electric Nordson JBT Marel Donaldson ESAB AMETEK Illinois Tool Works Ingersoll Rand IDEX ~70% 40% 52% 56% 52% 65% 67% 23% 21% 37% 35% 0% 20% 40% 60% 80% Husky + CMPO Graco Lincoln Electric Nordson JBT Marel Donaldson ESAB AMETEK Illinois Tool Works Ingersoll Rand IDEX 32.4% 20.2% 32.2% 17.0% 19.4% 20.5% 31.9% 29.3% 28.2% 27.5% 14.6x 16.8x 4.4% 4.9% 29% 54%

“Day 1” Re-Rate / Long-Term Compounding to Best-in-Class Position Fully Distributed At Private Placement 14 Go-Forward Opportunity Significant “Day 1” Upside and Long-Term Compounding Source: Resolute analysis. Go-Forward Value Creation Algorithm M-HSD annual organic growth, outperforming underlying markets 100bps+ annual margin expansion with Resolute Operating System Targeting ~12.5%+ organic EBITDA growth = Cumulatively targeting ~20% organic IRR + Significant opportunity for accretive M&A given platform’s structural advantage 27%+ IRR At Private Placement +36% Re-Rate to Peers $18.50 $25.07 $0.00 $10.00 $20.00 $30.00 $40.00 $50.00 $60.00 $70.00 At PIPE "Day 1" 2030 Assumes re-rating to lower end of industrial aftermarket and consumable peers, despite financial profile in-line with best-in-class peers (Assumed) Public Company Segment 1 Segment 2 "Day 1" Re-Rate / Illustrative Value Creation Fully Distributed NTM Adj. EBITDA $635 (x) EV / EBITDA Multiple ~14.5x Implied Enterprise Value $9,271 (-) Net Debt ($1,974) Implied Equity Value $7,297 Fully Diluted Shares Outstanding 291.1 Implied Share Price $25.07 % Upside to Assumed PIPE Price ($18.50) 35.5%

II. Segment 1: CompoSecure

CompoSecure

Business Summary

Public Company

Segment 1 CompoSecure

Segment 2 HUSKY

CompoSecure

CompoSecure is the leading manufacturer of premium metal payment cards. The Company produces 30mn+ cards per year and has a 75%+ share of the global market. Its customers include the largest and most prestigious card issuing banks along with leading fintechs and neobanks. The Company has also developed an authentication platform, Arculus, representing real option value.

Source: CompoSecure data.

16

17 CompoSecure Investment Highlights 1 Leading competitive position – one of one 2 Large, structurally growing, and highly resilient end markets 5 Attractive financial profile 6 Real optionality with Arculus – meaningful unmodeled upside 3 Highly recurring revenue model underpins durable growth Public Company Segment 1 Segment 2 4 Multiple levers for further growth and margin expansion

Public Company

Segment 1 CompoSecure | Segment 2 HUSKY

1 Leading Competitive Position – One of One

#1 Manufacturer of Metal Payment Cards Globally

Established Market Leadership

- ~75% share of global metal payment card market
- Pure-play focus on premium metal cards is differentiated from diversified competitors that prioritize low-value plastic cards
- Consistent focus on R&D and innovation – issued 60+ patent families with another 35+ patent families pending
- Card program design and prototype design capabilities make CompoSecure a trusted partner for customers seeking expertise to launch signature cards
- Augmenting customer base of legacy bank issuers with disruptive fintechs like Robinhood, Coinbase, and Chime

Breadth of Blue-Chip Customers & Programs

150+

active metal payment card programs

9 / 10

top U.S. card issuers engaged as customers

Select CompoSecure Card Programs



AMERICAN EXPRESS
SKYMILES
prime
BILT
GEMINI

Source: Commercial market study; CompoSecure data.

18

19 Large, Growing, and Resilient End Markets Significantly Underpenetrated – Metal Card Manufacturing Forecasted to Grow 11-12% p.a. 2 Strong value proposition of metal cards driving continued share gain versus plastic Public Company Segment 1 Segment 2 Robust Metal Card Growth Across All Regions Key Drivers Underlying Growth Forecast Source: Commercial market study. 1. Reflects consolidated forecasted growth rate inclusive of all regions. Metal cards are still <1% of all cards shipped and in circulation Low cost, high ROI to card issuers from metal cards Share gain of metal vs. plastic cards for new programs “Premiumization” via uptiering of card programs to metal Consumers adding more credit cards to their wallets Expansion of premium metal cards to the mass affluent International expansion given further penetration of cards from cash – less than 30% penetrated today

Public Company
Segment 1 CompoSecure
Segment 2 HUSKY

② Large, Growing, and Resilient End Markets

Metal Card Demand Accelerating Within Expanding Base of Total Cards in Circulation

Algorithm & Drivers for Metal Card Market Growth

Payment Card Adoption — *Only ~30% global adoption; increasing cards per capita*

\+

New Metal Card Programs & Issuers — *Penetrate international market; fintech and neobank growth*

\+

Growth in Existing Metal Card Programs — *Low cost, high ROI for issuers – acquisition, spend, and retention*

\+

Higher ASP from Mix (Uptiering) — *Issuers upgrading existing cards with higher quality metal*

=

11-12% Annual Organic Growth

Visa / Mastercard Credit Cards in Circulation

(Number of credit cards in circulation by respective networks in millions of cards)



5.2% CAGR & ~500mn Incremental Cards
2,123
2,228
2,325
2,451
2,601
1,523
1,583
1,632
1,687
1,793
600
645
693
764
808
1Q21
1Q22
1Q23
1Q24
1Q25
Domestic
International

Durable metal demand given customer preferences and recurring issuance from in circulation base

Source: Commercial market study; CompoSecure data; Public filings.

20

21 High Recurring Revenue Underpins Durable Growth Source: Commercial market study; CompoSecure data; CPI Card Group data. 1. CompoSecure internal estimates. 3 Recurring Sales Provide Visibility and Establish Foundation for Durable Growth Organic Revenue Growth Increases Issued Cards and Recurring Sales Reissuance / Expiration, 60% Lost or Stolen, 15% Portfolio Churn, 15% Net New Accounts, 10% ~75% Recurring Revenue1 High replacement of issued cards creates resilience Lost / Stolen Cards Includes cards issued after being reported as lost, stolen or replaced due to fraudulent activity on active account Expired Cards Includes annual card replacement at time of expiration (typically in 3-to-5-year intervals from issuance) Reissued Cards Replacements for when a card is damaged or issuer does a program refresh that changes design of the card for existing holders Durability through pandemic 7% 3% 41% 3% 8% 10% 10% +11.2% Organic Revenue CAGR Y/Y Growth In Circulation Dynamics Public Company Segment 1 Segment 2 ~100mn metal cards in circulation ~25% recurring expirations ~25mn annual recurring cards ~75%+ of ~30mn CMPO cards shipped / year are recurring 57% $243 $261 $268 $378 $391 $421 $463 ~$510 2019A 2020A 2021A 2022A 2023A 2024A 2025E 2026E

Public Company
Segment 1 CompoSecure
Segment 2 HUSKY

4 Multiple Levers for Growth and Margin Expansion

Resolute Operating System Catalyzing Growth and Profitability

Inflection in Growth and Margins

Revenue



5% CAGR
10% CAGR
$378
$391
$421
$463
~$510
2022A
2023A
2024A
2025E
2026E

Net Adj. EBITDA & Net Adj. EBITDA Margins[1]



33%
34%
33%
36%
~37%
$125
$133
$138
$165
~$190
2022A
2023A
2024A
2025E
2026E

Key Drivers for Growth

- Significant investment in sales function to penetrate **international markets**
- Continued investment in engineering and R&D to enhance **innovation** and new product development
- Target high-growth **fintechs and neobanks** for new card programs
- Cross-sell **Arculus Authenticate**

Key Drivers for Margin Expansion

- Implement and use Resolute Operating System across all functional areas under Dave Cote's leadership
- Improve manufacturing yields
- Commercial excellence
- Investment in engineering and R&D for sustained margins
- Multi-vendor procurement and inventory management
- Fixed cost productivity and reduction of indirect costs

Continuing to make investments to meet accelerating customer demand and deploy Operating System

Source: CompoSecure data.
Note: Dollars in millions.
1. *Net Adj. EBITDA and Net Adj. EBITDA Margins reflect pro forma adjustment for Management Fee to RHLD, including during historical periods to maintain like-for-like comparison across periods. Management Fees paid only for periods subsequent to the completion of the spin-off of Resolute Holdings on February 28, 2025 (the "Spin-Off").*

22

Public Company

Segment 1 CompoSecure | Segment 2 HUSKY

5 Attractive Financial Profile

Segment 1 – CompoSecure

Summary Financials

(USD in millions)

	2021	2022	2023	2024	2025E	2026E	CAGR 2021-26
Revenue	**$268**	**$378**	**$391**	**$421**	**$463**	**$510**	***13.7%***
y/y growth	***2.8%***	***41.2%***	***3.2%***	***7.7%***	***10.0%***	***10.3%***	
Gross Profit	$145	$220	$209	$219	$254	$283	*14.4%*
% margin	*54.1%*	*58.0%*	*53.5%*	*52.1%*	*54.8%*	*55.6%*	
(-) SG&A	$42	$84	$64	$68	$75	$76	
% margin	*15.9%*	*22.1%*	*16.4%*	*16.2%*	*16.1%*	*14.8%*	
y/y growth		*99.1%*	*(23.6%)*	*6.3%*	*9.5%*	*1.4%*	
(-) RHLD Fee	$11	$11	$12	$13	$14	$18	
Net Adj. EBITDA	**$92**	**$125**	**$133**	**$138**	**$165**	**$190**	***15.7%***
% margin	***34.2%***	***32.9%***	***34.0%***	***32.8%***	***35.7%***	***37.3%***	
y/y growth	***(12.5%)***	***36.1%***	***6.5%***	***3.9%***	***19.6%***	***15.3%***	
(-) Capex	$5	$9	$11	$8	$9	$11	
% of revenue	*1.8%*	*2.4%*	*2.8%*	*2.0%*	*1.9%*	*2.2%*	
EBITDA - Capex	**$87**	**$116**	**$122**	**$130**	**$156**	**$179**	***15.6%***
% margin	***32.4%***	***30.5%***	***31.2%***	***30.8%***	***33.7%***	***35.1%***	
EBITDA Conversion	***94.8%***	***92.7%***	***91.8%***	***93.9%***	***94.5%***	***94.2%***	

Key Takeaways

Revenue:

- Organic CAGR of ~13.7% (~10.3% volume, ~3.4% price)
- Demonstrated resilience growing through COVID-19 pandemic
- Strong sales to banks, fintechs, and neobanks, increasing customer diversification
- Acceleration in top-line growth following Resolute's investment in September 2024

Margins & Cash Flows:

- Improvements in gross margins driven by continued deployment of Resolute Operating System
- Margins expected to expand further in 2026, even with significant investments underway in sales and R&D
- Steady and robust cash flow generation

Source: CompoSecure data; Resolute analysis.
Note: Results reflect pro forma adjustment for Management Fee to RHLD, including during historical periods to maintain like-for-like comparison across periods. Management Fees paid only for periods subsequent to the completion of the Spin-Off.

23

Public Company
Segment 1 CompoSecure
Segment 2 HUSKY

6 Real Optionality with Arculus

Versatile Platform Provides Exposure to Critical Authentication and Digital Asset Markets

Multiple Secure Applications

Arculus Authenticate®
Hardware Passkey Authenticator


ARCULUS

Secure Payment with Arculus Authenticate®
Payment / Authenticator Chip


GEMINI

Gemini – Powered by ***Arculus***

Arculus Cold Storage
Digital Asset Hardware Wallet



Compatible Across Broad Use Cases

- ✓ Authenticates new connected devices
- ✓ Authenticates logins without passwords
- ✓ Instantly validates secure access to financial accounts
- ✓ Step-up authentication for high-risk transactions
- ✓ Generates, stores, and secures private keys for crypto
- ✓ Send, receive, and store digital assets in cold wallet

Arculus is generating revenue and growing quickly as customers seek to future-proof authentication

Source: CompoSecure data.

24

III. Segment 2: Husky

26 Husky Business Summary Source: Husky data. Husky is the global leader in the manufacturing of injection molding equipment and aftermarket tooling and services. The Company has ~13,500 installed systems, representing ~40% global market share and ~65% recurring revenue from aftermarket parts and services for the installed base. Public Company Segment 1 Segment 2

27 Husky 1 Leading competitive position 2 Large, consistently growing, and resilient end markets 4 Multiple levers for further growth and margin expansion 5 Attractive financial profile Investment Highlights Public Company Segment 1 Segment 2 3 Highly recurring revenue model underpins growth and predictability

Public Company
Segment 1 CompoSecure
Segment 2 HUSKY

1 Leading Competitive Position

Superior Products and Proven Track Record Create Durable Competitive Edge

Established Market & Product Leadership

- **~40%** market share driven by industry leading injection molding systems and aftermarket parts, tooling, and services
  - **~13,500 systems** in growing, global installed base (including ~6,400 PET systems)
  - **#1** in PET systems and **#1** in aftermarket parts, tooling, and services globally
  - **~4-5x** next largest global competitor in two-stage PET systems
- **Lowest total cost of ownership** driven by production, speed, uptime and reliability
- **~3,500+** global customers and **85%+** sales retention in the prior three years

Market Share[1]



Tail of Local Players 20-30%
Husky ~40%
Scaled Global / Regional Players 30-40%

Fulsome and Best-in-Class Capabilities for PET Beverage Injection Molding Equipment

SYSTEMS



Converts virgin or non-virgin resin flakes and pellets into preforms via a melt, inject, pack, and cool cycle

CONTROLLERS



Monitors and manages the temperature of resin in the hot runners

HOT RUNNERS



Directs material flow to mold cavities to ensure even distribution of molten resin

MOLDS



Houses the molten resin and cools it down to give the final preform shape

SPARE PARTS



Includes replacement parts and maintenance service

REMOTE MONITORING



Advantage+Elite service contract provides remote monitoring to proactively improve performance and uptime

~35% of Rev (Systems) — **Aftermarket: ~65% of Revenue**

Source: Commercial market study; Husky data.
1. PET beverage systems and aftermarket molds market share (excludes aftermarket parts and services).

28

Public Company
Segment 1
CompoSecure
Segment 2
HUSKY

2 Large, Growing, and Resilient End Markets

PET Beverage Demand is Resilient and Consistently Growing

Long-Term Historical Demand is Durable and Steadily Growing

- PET Beverage demand is **acyclical and growing** driven by strong consumption and PET beverage packaging taking share
  - Non-alcoholic beverage consumption growing, especially bottled water **consumption expected to grow ~5%**
  - PET beverage packaging growth and **share gain due to PET's economic and environmental advantages** over metal and glass
  - Long-term growth and share gain driven by sustainability advantages vs. other substrates
- Husky manufactures injection molding equipment that makes PET beverage preforms for bottled water, soft drinks and juices. As a result, **Husky's market growth is tied to bottled beverage demand using PET substrates**

Global Packaging Materials Used for Non-Alcoholic Beverages *(volume in billions of unit cases)*


PET Share
52% 54% 55% 57% 57% 57% 58% 59% 60% 60% 62% 63% 63% 63% 64% 65% 65% 65% 65% 65% 65% 66% 66%
Growth through GFC
Almost flat through COVID-19
448 486 508 537 566 579 599 644 664 690 717 744 761 778 800 820 813 843 871 892 919 947 977
213 224 228 231 243 247 250 261 264 273 276 276 284 284 286 290 288 296 305 310 318 326 336
235 262 279 306 323 332 349 383 400 417 442 468 477 494 514 529 525 547 566 582 601 621 642
2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025E 2026F
PET
All Other Substrates

Source: Commercial market study; Husky data.

29

Public Company

Segment 1 CompoSecure | **Segment 2 HUSKY**

② Large, Growing, and Resilient End Markets

Significant Total Addressable Market Supported by Favorable Long-Term Demand Drivers

End Market	Market Size	Forecasted Growth Rate	% of Sales	Key Growth Drivers
Beverage & Packaging[1] 	~$3.3 billion	5-6%	83%	▪ Growing population, urbanization, and consumption growth ▪ PET share capture vs. other substrates ▪ Regulatory requirements – recycled PET mandated minimums ▪ Packaging innovation to drive product differentiation ▪ Large installed base requiring aftermarket services and new system replacements
Hot Runners[2] 	~$2.5 billion	4-5%	17%	▪ Medical – aging population, increased access to healthcare, and auto dose injectors for weight loss drugs and diabetes ▪ Food Packaging – rise of convenience culture (grab-and-go food) ▪ Personal Care – increasing SKU proliferation ▪ Electronics – shift towards miniaturization and precision
Total	**~$5.8 billion**	**5-6%**	**100%**	

Resolute targets 100-200bps of aggregate market growth outperformance

Source: Commercial market study; Husky data.

1. *Beverage & Packaging includes PET Systems, PET Aftermarket, Beverage Closures, and Packaging Systems. Beverage market defined as non-alcoholic ready to drink, which includes bottled water, carbonates, juices, RTD tea, energy drinks, and sports drinks.*
2. *Hot Runners are a primary part of injection molding machinery used to distribute and maintain resin in a molten state until it reaches the cavity of a mold for the various product application. While Hot Runners represents a product, they are primarily sold into non-PET Beverage end markets including medical, food packaging, personal care, and electronics. The forecasted growth rate applies to Hot Runners sales into these aggregated end markets.*

30

31 High Recurring Revenue Underpins Growth & Predictability Installed Base and Growing Content Per System Drive Highly Recurring Aftermarket Sales Durability of Increasing Aftermarket Sales Significantly Enhances Resiliency Through Cycles ~65% Recurring Revenue Source: Husky data. 1. Includes upfront tooling sold along with the system 3 Y/Y Growth (1%) 5% 7% 4% 5% 8% 9% Systems1, 35% Aftermarket Parts, Tooling, & Services, 65% ~2-3x Lifetime aftermarket revenue Service Contracts Aftermarket Tooling Replacement Parts Upgrades & Modernization Installed Base Consumables & Services ~6,400+ Active PET systems ~13,500 Total active systems 50% Installed base > 15 years old Public Company Segment 1 Segment 2 $784 $779 $816 $876 $907 $949 $1,020 $1,111 2019A 2020A 2021A 2022A 2023A 2024A 2025E 2026E +5.1% Revenue CAGR Resilience through pandemic Aftermarket Revenues

Public Company
Segment 1 CompoSecure
Segment 2 HUSKY

4 Levers for Growth and Margin Expansion

Clear Growth and Margin Levers with Further Upside Potential Available

Growth Opportunities

- Platform refreshes due to new product launches
- Product portfolio expansion
- Remote asset monitoring
- Focus on aftermarket

~7% *Total Revenue 2025-2030 CAGR*

~4% *PET Systems Revenue 2025-2030 CAGR*

~8% *Aftermarket Revenue 2025-2030 CAGR*

Margin Expansion

- Implementation of Resolute Operating System
- Commercial excellence
- Streamline vendor procurement and optimize supply chain
- Fixed cost productivity and reduction of indirect costs


25.3%
2.2%
1.0%
1.7%
(0.6%)
1.4%
31.0%
Net Adj. EBITDA Margin (2025E)
Materials Savings
Labor Savings
Market Pricing
Mix
Operating Leverage
Net Adj. EBITDA Margin (2030E)
Mgmt. Initiatives Underway

Source: Husky data.
Note: Net Adj. EBITDA Margins reflect pro forma adjustment for Management Fee to RHLD, including during historical periods to maintain like-for-like comparison across periods. Management Fee will only be paid for periods following closing of the combination.

32

Public Company

Segment 1 CompoSecure | Segment 2 HUSKY

(5) Attractive Financial Profile

Segment 2 – Husky

Summary Financials (USD in millions)

	2021	2022	2023	2024	2025E	2026E	CAGR 2021-26
Systems Sales	$457	$538	$635	$545	$562	$604	5.7%
y/y growth	*20.1%*	*17.7%*	*17.9%*	*(14.1%)*	*3.1%*	*7.5%*	
% of total	*35.9%*	*38.1%*	*41.2%*	*36.5%*	*35.5%*	*35.2%*	
Aftermarket Revenues	$816	$876	$907	$949	$1,020	$1,111	6.4%
y/y growth	*4.7%*	*7.4%*	*3.5%*	*4.7%*	*7.5%*	*8.9%*	
% of total	*64.1%*	*61.9%*	*58.8%*	*63.5%*	*64.5%*	*64.8%*	
Revenue	**$1,273**	**$1,415**	**$1,541**	**$1,495**	**$1,582**	**$1,715**	**6.1%**
y/y growth	***9.7%***	***11.1%***	***9.0%***	***(3.0%)***	***5.9%***	***8.4%***	
***Organic growth*[1]**	***7.9%***	***16.4%***	***9.2%***	***(1.9%)***	***5.9%***	***8.4%***	***7.4%***
Gross Profit	$497	$491	$550	$576	$598	$656	5.7%
% margin	*39.1%*	*34.7%*	*35.7%*	*38.5%*	*37.8%*	*38.2%*	
(-) SG&A	$122	$154	$145	$151	$158	$166	
% margin	*9.6%*	*10.9%*	*9.4%*	*10.1%*	*10.0%*	*9.7%*	
(-) RHLD Fee	$36	$33	$36	$38	$40	$45	
Net Adj. EBITDA	**$339**	**$304**	**$369**	**$387**	**$400**	**$445**	**5.6%**
% margin	***26.6%***	***21.5%***	***23.9%***	***25.9%***	***25.3%***	***26.0%***	
y/y growth	***(9.4%)***	***(10.3%)***	***21.2%***	***4.9%***	***3.3%***	***11.5%***	
(-) Capex	$52	$41	$33	$42	$63	$82	
% margin	*4.1%*	*2.9%*	*2.1%*	*2.8%*	*4.0%*	*4.8%*	
EBITDA - Capex	**$287**	**$263**	**$336**	**$345**	**$337**	**$363**	**4.8%**
% margin	***22.6%***	***18.6%***	***21.8%***	***23.1%***	***21.3%***	***21.2%***	
EBITDA Conversion	***84.7%***	***86.5%***	***91.0%***	***89.1%***	***84.2%***	***81.6%***	

Key Takeaways

Revenue:

- Organic growth CAGR of ~7.4% (~6.1% volume, ~1.3% price)
- 2024 decline in system sales was driven primarily by delay in fulfilling 2022 backlog due to supply chain constraints related to COVID-19
- Aftermarket revenues are recurring and have grown consistently over time

Margins & Cash Flows:

- EBITDA margins (ex Management Fee) peaked at ~32% in 2020 but declined to ~24% by 2022, largely due to poorly executed supply chain initiatives that were further exacerbated by COVID-19 related complexities[2]
- Capex in 2025-26 reflects one-time incremental spend associated with construction of a new manufacturing plant in India

Source: Husky data; Resolute analysis.

Note: Results reflect pro forma adjustment for Management Fee to RHLD, including during historical periods to maintain like-for-like comparison across periods. Management Fee will only be paid for periods following closing of the acquisition.

1. *Excludes impact of FX and the closure of the specialty closure molds business.*
2. *Reference page 53 for additional information on historical margin headwinds.*

33

IV. Appendix: Pro Forma Supplement

Public Company
Segment 1
CompoSecure
Segment 2
HUSKY

Transaction Overview

Summary Transaction Terms and Expected Timing

Transaction Structure	▪ CompoSecure, Inc. ("CompoSecure" or "CMPO") intends to enter into a business combination with Husky Technologies ("Husky") ▪ Following the business combination, parent company will remain CompoSecure, Inc.[1] with CompoSecure (**Segment 1**) and Husky (**Segment 2**) split out as individual reporting segments ▪ Expected to close in early 1Q26, subject to necessary approvals
Valuation	▪ Transaction valued at pro forma enterprise value of ~$7.36 billion (representing ~11.6x 2026E Net Adjusted EBITDA of ~$635 million[2])
Capital Structure	▪ Pro forma net leverage of ~3.5x based on pro forma 2025E Net Adjusted EBITDA of ~$565 million
Pro Forma Ownership	▪ **Private placement investors expected to own ~36% of the combined business at closing** ▪ **The David Cote Family expected to own ~18% of the combined business at closing** ▪ Other existing CompoSecure shareholders expected to own ~27% of the combined business at closing ▪ Platinum Equity is expected to own ~19% of the combined business at closing

Source: Resolute analysis.

1. *CompoSecure, Inc. likely to be renamed in conjunction with transaction announcement.*
2. *Net Adjusted EBITDA is calculated assuming full year of management fee to RHLD. Management fee will only be paid for periods following closing of the combination (estimated 1Q26).*

35

Public Company

Segment 1 CompoSecure | Segment 2 HUSKY

Pro Forma Financial Profile

Consolidated – CompoSecure and Husky

Summary Financials

(USD in millions)

	2021	2022	2023	2024	2025E	2026E	CAGR 2021-26
Revenue	**$1,541**	**$1,793**	**$1,932**	**$1,915**	**$2,045**	**$2,226**	*7.6%*
y/y growth	***8.4%***	***16.3%***	***7.7%***	***(0.9%)***	***6.8%***	***8.8%***	
Organic growth [1]	***7.0%***	***20.7%***	***8.0%***	***0.0%***	***6.8%***	***8.8%***	*8.7%*
Gross Profit	642	711	759	795	851	939	*7.9%*
% margin	*41.7%*	*39.6%*	*39.3%*	*41.5%*	*41.6%*	*42.2%*	
(-) SG&A	$170	$238	$209	$219	$232	$241	
% margin	*11.0%*	*13.3%*	*10.8%*	*11.4%*	*11.4%*	*10.8%*	
(-) RHLD Fee	$42	$44	$48	$51	$55	$62	
Net Adj. EBITDA	**$431**	**$429**	**$502**	**$525**	**$565**	**$636**	*8.1%*
% margin	***28.0%***	***23.9%***	***26.0%***	***27.4%***	***27.6%***	***28.6%***	
y/y growth	***(12.2%)***	***(0.5%)***	***17.0%***	***4.6%***	***7.6%***	***12.6%***	
(-) Capex	$57	$50	$44	$51	$72	$93	
% of revenue	*3.7%*	*2.8%*	*2.3%*	*2.6%*	*3.5%*	*4.2%*	
EBITDA - Capex	**$374**	**$379**	**$458**	**$474**	**$493**	**$543**	*7.7%*
% margin	***24.3%***	***21.1%***	***23.7%***	***24.8%***	***24.1%***	***24.4%***	
EBITDA Conversion	***86.9%***	***88.3%***	***91.2%***	***90.4%***	***87.2%***	***85.4%***	

Key Takeaways

Revenue:

- Pro forma business expected to have organic growth CAGR of ~8.7% (2021-26)
- Growth slowdown in 2024 was driven by Husky's system sales decline in North America after COVID-19, offset by strong CompoSecure performance

Margins & Cash Flows:

- Strong margin profile with additional upside – identified and in process
- Detailed bridge describing Husky's supply chain challenges that negatively impacted margins following COVID-19 on page 53
- Total capex is elevated in 2025-26 due to one-time incremental spend associated with construction of Husky's new manufacturing plant in India

Source: CompoSecure and Husky data; Resolute analysis.

Note: Results reflect pro forma adjustment for Management Fee to RHLD, including during historical periods to maintain like-for-like comparison across periods. Management Fee for Husky will only be paid for periods following closing of the combination.

1. *Excludes impact of FX and the closure of the specialty closure molds business.*

36

V. Appendix: CompoSecure Supplement

Public Company
Segment 1 CompoSecure
Segment 2 HUSKY

Key Offerings

Metal Payment Cards, Authentication, and Digital Asset Storage

Metal Payment Cards



Design & Innovation Studio

- Bespoke prototype card development leveraging expert team of engineers, designers, and project managers
- Access to exclusive partners to design unique card packaging user experience



Metal Card Manufacturing

- State-of-the-art machinery coupled with patented technology and processes to deliver award winning metal payment cards
- Metal cards can be heavily customized with respect to design, input materials, protective coatings, and chip technologies

Authentication and Digital Asset Storage



Authentication

- Provides a seamless way for users to "tap-to-authenticate" with a metal card that is FIDO2-certified – enables new device authentication, passwordless login, and multi-factor authentication
- Embedded Arculus chip in metal payment card validates high-value transactions and reduces false decline payment rejections



Digital Asset Storage

- Proprietary self-custody technology that generates and stores private keys directly on a metal card
- Creates highly secure three-factor authentication with physical card, biometric verification, and user pin to access digital asset wallet

Source: CompoSecure data.

38

39 Corporate History Source: CompoSecure data. Distinct Epochs of Ownership Dictated Corporate Strategy Public Company Segment 1 Segment 2 Ownership Family Owned (Logan Family) Private Equity Owned (LLR Partners) Public (LLR Controlled) Strategic Focus Product innovation, building a brand, and securing anchor customers Capacity expansion Key Milestones Revenue ($ in millions) 2000 2004 2008 2014 2015 2017 2021 2024 2025E Company founded Engaged by AMEX Engaged by Chase Engaged by Capital One Acquired by LLR Partners Jon Wilk Appointed CEO De-SPAC Transaction Resolute Investment Resolute Holdings Spin-Off $267 $463 $420 Resolute Managed Return of capital Organic growth + margin expansion $203 $90

Public Company
Segment 1 CompoSecure
Segment 2 HUSKY

Legacy of Industry Leading Innovation

Innovation has Fueled Industry Defining, Patented Technologies

CompoSecure has 60+ families of active patents with 35+ patent families pending

2003
Launched first ever metal payment card **(American Express Centurion)**

2009
Launched first ever Europay, Mastercard, Visa **("EMV") chip card**

2010
Launched first generation **Chase Sapphire** metal card

2016
Introduced first contactless **tap-to-pay** metal card

2021
Launched **Arculus** by CompoSecure

2022
Launched first metal card with **Arculus Authenticate**

2025
Launched first metal card with **self-custody** for **digital assets** with MetaMask

Long-standing tradition of design and technology innovation has sustained CompoSecure's leadership

Source: CompoSecure data.

40

Public Company

Segment 1 CompoSecure | Segment 2 HUSKY

Management Team

Long-Tenured, Highly Experienced Executive Team Supported by Deep Leadership Pool

CompoSecure Management Team



Jon Wilk
Chief Executive Officer

- 25+ years experience
- Joined in 2016
- Formerly was the President of PayChoice



Adam Lowe
Chief Product & Innovation Officer

- 15+ years experience
- Joined in 2014
- Formerly Vice President of Research and Development at CompoSecure



Tim Fitzsimmons
Chief Financial Officer, Retiring

- 30+ years experience
- Joined in 2014
- Formerly President at Your CFO & Controller



Stephen Luft
VP, Technical Sales

- 30+ years experience
- Joined in 2012
- Formerly Vice President of Customer Solutions at OpSec Security



Greg Maes
Chief Operations Officer

- 25+ years experience
- Joined in 2020
- Formerly Global Chief Operations Officer at ABCorp



Lewis Rubovitz
Chief Strategy Officer

- 25+ years experience
- Joined in 2018
- Formerly Vice President Finance at American Express



Amanda Gourbault
Chief Revenue Officer

- 25+ years experience
- Joined in 2021
- Formerly Executive Vice President at IDEMIA



Stacey Gutman
Chief Transformation Officer

- 25+ years experience
- Joined in 2022
- Previously was an expert consultant at Martellus

Pro forma entity structure allows management to focus on sustaining operational excellence

Source: CompoSecure data.

41

42 Commercial Market Study Highlights Metal Cards Comprise <1% of the Market Today, as Payment Cards Increase in Use Globally Metal is <1% of Total Payment Cards Today Credit Cards Per Capita Increasing Globally Source: Commercial market study. Public Company Segment 1 Segment 2 Metal cards shipped grew 14% annually between 2020-23 Continued penetration of cards from cash % Metal Penetration 0.7% 0.7% 0.9% 1.0% Mature markets expected to remain stable and grow with population More rapid growth in emerging regions as consumers switch from cash to credit ~4.0 ~4.0 ~4.0 ~4.1 2020 2021 2022 2023 Metal cards shipped Non-metal cards shipped (Total payment cards shipped by type in billions of cards) 2.1 0.5 0.5 0.2 0.1 2.0 0.5 0.6 0.2 0.1 2.1 0.6 0.7 0.2 0.1 North America Europe LATAM APAC MEA 2019 2024 2029 (Credit cards per capita by region and year)

VI. Appendix: Husky Supplement

Public Company

Segment 1 CompoSecure

Segment 2 HUSKY

Key Offerings

Integrated Injection Molding Systems, Tooling, and Aftermarket Parts & Services

New System Sales (~35% of 2026E Revenue)



Machines (System)

- Primary equipment used for injection molding process and to keep melted resin in mold during formation – largest cost and least interchangeable component of system
- Have a lifecycle of ~10-25 years
- ***80% of new system selling price is pre-funded prior to shipment – limiting working capital and bad debt expense risk***



Molds (Aftermarket)

- Engineered components mounted inside injection molding machine that form the melted resin into a preform shape
- A new mold or new mold components are required each time a customer changes size, shape, or specs of their products



Hot Runners & Controllers (Aftermarket)

- Hot runners are used to distribute and maintain resin in a molten state until it reaches the cavity of a mold – compatible with Husky products and third-party machines and molds
- Controllers monitor and manage the temperature of the resin in the hot runners, maintaining precise temperature to ensure consistent and high-quality output from the molds

Aftermarket Sales (~65% of 2026E Revenue)


HUSKY

Parts & Service (Aftermarket)

- Global infrastructure to deliver array of spare parts, aftermarket tooling, proactive protection plans, and other maintenance services
- Supported by over 600 service professionals operating out of 8 spare part centers, 9 refurbishment centers, and 10 technical centers



Remote Monitoring (Aftermarket)

- Advantage+Elite remote asset monitoring enables detection of performance deterioration real-time
- 24 / 7 proactive monitoring across ~75 countries – monitoring centers are connected directly to customer locations to proactively service and minimize downtime
- ~100% contract attachment with each new PET system sold since 2021

Accelerating growth of aftermarket sales / system expands overall recurring revenue mix

Source: Husky data.

44

45 Service Contracts (Featuring Advantage+Elite) Source: Husky data. 1. As of 2Q25. Husky’s Remote Monitoring Capabilities are a Highly Differentiated Competitive Advantage Realized Efficiency Gains Driving Adoption With Several Identified Growth Vectors $7.8 $10.1 $10.2 $16.1 $27.9 $34.4 $44.3 $63.0 2019A 2020A 2021A 2022A 2023A 2024A 2025E 2026E +34.8% CAGR in All Service Contract Sales 1,3121 connected machines and 3,500+ connected molds 50% improvement in time to repair in first contract year 300-400 bps performance improvement in first contract year Connecting incremental ~85% of eligible Husky machines1 (~7,700 / 9,000) Expanding Advantage+Enterprise offering Converting performance benefits to new machine orders Accelerating parts sales extraction over duration of contract Targeting non-Husky installed machines for contracts Increasing orders of auxiliary components and equipment 19% overall equipment effectiveness improvement in 2 years Proactive and predictive issue resolution entrenches Husky as an essential service provider to customers Public Company Segment 1 Segment 2

Public Company
Segment 1 CompoSecure
Segment 2 HUSKY

Corporate History

Commitment to Innovation has Persisted through Multiple Sponsor Holds

Ownership

Family Owned *(Schad Family)*	Public *(44% Controlled by Schad Family)*	Private Equity Owned *(ONEX; Berkshire + OMERS; Platinum)*

Strategic Focus

Product innovation, building a brand, and building foundation for service business	Continued innovation in systems and hot runners	Efficiency, divesting non-core assets, reinvesting in core	Return to growth

Key Milestones / **Revenue** *($ in millions)*

Year	Key Milestones	Revenue ($ in millions)
1953	Company founded	
1961	Launched first machine, Husky 100	
1981	Started hot runner business	
1985	Luxembourg European headquarters	
1998	Went public (TSX)	
2003	Launched HyPET preform machine	
2005	Schad retires / John Galt transitions to CEO	$860
2007	Acquired by ONEX	$1,077
2011	Acquired by Berkshire / OMERS	$1,284
2017	Acquired by Platinum	$1,304

Source: Husky data.

46

47 Legacy of Industry Leading Innovation Source: Husky data. Tradition of Developing Patented Technologies that Set the Industry Standard Husky has 175+ families of active patents with 1,500+ patents pending worldwide Husky’s deeply ingrained culture of customer centric innovation creates 18 to 24-month technology lead Public Company Segment 1 Segment 2 INCREASED OUTPUT REDUCED CO2 INTENSITY REDUCED PRODUCTION COST ADVANTAGE+ELITE INTRODUCTION AMPLIFYING PERFORMANCE POTENTIAL Actual Preform Production Cost Manufacturing Carbon Footprint Reduction CO2 Single Machine Output by Design G-Line / Index HyPET HyPET HPP4.0 HyPET HPP5.0 / 5e Advantage + Elite HyPET 6e HyPET 7/NG 1990 1992 1994 1996 1998 2000 2002 2004 2006 2008 2010 2012 2014 2016 2018 2020 2022 2024 2026E

Public Company

Segment 1 CompoSecure | Segment 2 HUSKY

Management Team

Long-Tenured, Highly Experienced Executive Team with Deep Leadership Pool

Husky Management Team



Brad Selleck
Chief Executive Officer

L3HARRIS | United Technologies

- 25+ years experience
- Joined in 2022
- Formerly VP of Operations, Communications Systems at L3Harris


ge+Elite

Tony Black
President, Service

OTIS | United Technologies

- 35+ years experience
- Joined in 2020
- Formerly Vice President Service & Field Operations at Otis Elevator



John Linker
Chief Financial Officer

Serta Simmons Bedding | JELD-WEN

- 25+ years experience
- Joined in 2023
- Formerly Chief Financial and Operations Officer at Serta Simmons Bedding



Roman Pirog
VP, Innovation & Sustainability

HUSKY

- 30+ years experience
- Joined in 1996
- Formerly Vice President of Engineering and Business Development at Husky



Balaji Suresh
Chief Operations Officer

L3HARRIS | TAYLOR

- 25+ years experience
- Joined in 2025
- Formerly Vice President, Supply Chain at L3 Harris



Jean-Christophe Witz
Chief Information Officer

HUSKY

- 25+ years experience
- Joined in 2007
- Formerly Director of Digitalization at Husky



Rob Domodossola
President, Rigid Packaging & HRCM

HUSKY

- 30+ years experience
- Joined in 1996
- Formerly President, Medical & Specialty Packaging



Stacie Kordts
VP, Human Resources

HUSKY

- 30+ years experience
- Joined in 1996
- Formerly Director, Human Resources Share Services & Talent Acquisition

Pro forma entity structure allows management to focus on sustaining operational excellence

Source: Husky data.

48

654 615 649 688 728739 780 809 837 871 903 49 Commercial Market Study Highlights Global Growth in PET Demand Drives Injection Molding System & Aftermarket Sales Source: Commercial market study. Consistent Underlying PET Demand Growth Creates Stable Growth for Injection Molding Steadily growing PET demand (non-alcoholic ready to drink) globally creates consistent PET injection mold equipment demand The growing installed base also drives significant aftermarket demand, with every installed system requiring repeated purchases of tooling (e.g., hot runners and molds), parts, and services during its lifetime Public Company Segment 1 Segment 2 (Global consumption of non-alcoholic beverages, volume in billions of liters) (Number of new PET injection molding systems sold) Africa India LatAm China Europe North America (2%) 12% 3% 3% CAGR CAGR CAGR CAGR ’19-’21 ’21-’24 ’24-’25 ’25-’29 0% 4% 6% 4% 0% 16% 9% 10% 0% 3% 1% 2% (1%) 7% 4% 4% 1% 0% 5% 2% 0% (12%) 20% 1% 568 587 604 605 628 648 664 683 706 731 757 782 808 3% CAGR 2% CAGR 3% CAGR 3% CAGR

Public Company
Segment 1 CompoSecure
Segment 2 HUSKY

Commercial Market Study Highlights

PET Beverage Injection Molding Market Forecasted to Grow at 5-6% Per Year

New System & Aftermarket Sales Support Growth

Driver	'25-'29	Rationale
Systems Revenue Growth	**~4-5%**	
Net new system growth	~6-7%	Continued underlying PET demand growth
System replacement growth	~2-3%	Steady installed base growth, with small tailwinds from increased cycle times reducing lifespan
System price growth	~0-1%	In-line with inflation; globally price ~flat as geographic mix shifts to regions with higher share of low-cost players
Aftermarket Revenue Growth	**~5-6%**	
Tooling revenue growth	~6-7%	Growth closely mirrors installed base, with incremental uplift from sustainability regulations (e.g., rPET, tethered caps), and shorter cycle times
Aftermarket parts growth	~4-5%	Expected growth in line with overall system revenue growth
Aftermarket services growth	~6-7%	Outsourcing trend as customers face operator skill shortages and lean on OEM expertise
Total Market Growth	**~5-6%**	

rPET Requirements are a Tailwind

- Sustainability and regulatory initiatives are **focused on rPET usage** with % rPET targets increasing (e.g., 2024 EU recycling targets) and being put into place in countries lagging in rPET regulations
- **rPET's lower and more variable quality** (e.g., related to intrinsic viscosity, and contaminants) require slower, more controlled injection cycles, reducing effective throughput vs virgin PET
- To avoid haze, crystallization, and quality risks, **rPET preforms need added cooling and gentler processing**, making **cycles ~5% slower and increasing the machine base needed** to serve demand
- rPET minimums have also driven **earlier replacements of systems** as newer rPET specific improvements allow for better performance

Source: Commercial market study.

50

51 Advantages of PET are Superior to Alternative Substrates Source: Commercial market study; Husky data. 1. Represents price ratio of substitutes versus plastics in cents per bottle (with PET = 1.0x). 2. Subcomponents of total price include bottle (in gray), secondary packaging (in gold), and transportation (in red). 3. Represents greenhouse gas ratio of substitutes versus plastics in GHG per 100 Koz (with PET = 1.0x). PET is Economically and Environmentally Superior and Taking Share Favorable Regulatory Backdrop Advantages of PET PET is 100% recyclable and has lowest lifecycle CO2 emissions, and metal – though leading in recyclability – lags plastic in greenhouse gas emissions Companies are continuing to switch to plastics for carbonates due to its lower material requirement, cost effectiveness, and comparable or better sustainability Regulatory changes globally are focused on expanding the use of recycled plastics (“rPET”) and improving circularity; rPET regulations are increasing across North America, Europe, Latam, India and China Husky machines have best-in-class rPET capabilities; growing rPET usage extends Husky’s product leadership while driving a system refresh cycle in the installed base PET recycling rates have been growing globally; increased customer participation in recycling through improved collection technology and enablement expected to increase rPET supply More Cost Effective1,2 More Eco Friendly3 1.0x 1.6x 1.7x 0.0x 1.0x 2.0x PET bottle Aluminum can Glass bottle 1.0x 2.5x 4.3x 0.0x 1.0x 2.0x 3.0x 4.0x 5.0x PET bottle Aluminum can Glass bottle Public Company Segment 1 Segment 2

Public Company
Segment 1 CompoSecure
Segment 2 HUSKY

Sustainability Mandates Reinforce Market Position

Machines are Engineered to Meet Regulatory Requirements without Compromising Quality

Recycled PET is Critical to a Circular Economy

- As sustainability compliance mandates accelerate, manufacturers and brands are transitioning to PET to stay competitive and avoid non-compliance with regulations aiming to increase recycling
- Countries are establishing recycled content mandates for PET bottles across Europe, Asia, and South America
- EU states passed policies to significantly increase their PET collection rate – Germany (97%), Finland (97%), and Denmark (96%)
- 84 countries have launched rPET bottles for food and beverages


Pellet
Finished Goods
Preform
Recyclables
Bottle
R-PET Flake

Why rPET is the Packaging Material of Choice

✓ **Environmental Benefits** – rPET consumes less energy during production, generates less solid waste, and uses less water

✓ **Design Flexibility –** rPET enables lightweighting, label-free packaging, mono-material packaging, and premiumization

✓ **Cost Efficiency** – rPET processes at lower production temperatures, has more stable raw material pricing for resin, and reduces transportation costs

✓ **Supply Chain Security –** supply network resiliency enhanced through domestic sourcing, consistent availability, easier production, and fewer specialty materials

Husky is the only manufacturer with machines that can process rPET and PET at the same speed

Source: Globaldata; Husky data; Worldbank.

52

Public Company
Segment 1 CompoSecure
Segment 2 HUSKY

COVID Margin Contraction Driven by Supply Chain Onshoring

Strategy Reversed in 2023, and Margins are on Path to Full Recovery


Cost inflation driven by supply chain onshoring during COVID-19
$374
$45
($40)
~3.0% margin headwind
$13
($11)
($5)
$375
$116
($101)
~7.0% margin headwind
($43)
($10)
$337
2020 Adj. EBITDA[1]
Volume/Mix & Price
COVID / Supply chain inflation
Cost Improvement Program
SG&A
FX
2021 Adj. EBITDA
Volume/Mix & Price
COVID / Supply chain inflation
SG&A
FX
2022 Adj. EBITDA

Key Takeaways

- In response to COVID-related supply chain disruptions, the Company decided to onshore sourcing from China to North American vendors. While this improved resiliency, it also drove significant cost inflation, creating a ~10% margin headwind
- Since joining in 2022 (initially as COO), the new CEO, Brad Selleck, has fixed the sole sourcing / domestic supply chain issues. Margins have been steadily recovering (+240 bps in 2023 and +220 bps in 2024), and we see a clear path to not only regaining prior peak margins but exceeding them through initiatives already underway and through the deployment of the Resolute Operating System under Dave Cote's leadership

Source: Husky data; Resolute analysis.
Note: Historical Adj. EBITDA from 2020-2022 excludes Management Fee to RHLD.
1. *2020 Adj. EBITDA Non-GAAP reconciliation comprised of GAAP Operating Income of $159mn plus D&A of $154mn plus Business Transformation and Other Non-Recurring Costs of $49mn less FX Loss of $5mn plus Management Fees of $5mn plus Non-Cash Items of $6mn plus Other of $7mn.*

53

54 Non-GAAP Reconciliations Adj. Revenue, Net Adj. EBITDA (Margins), Net Adj. EBITDA Less Capex (Margins), FCF Conversion2 Source: CompoSecure and Husky data; Resolute analysis. 1. Adjustment for revenue loss related to temporary system downtime following a cybersecurity incident. 2. Free cash flow conversion defined as (EBITDA – Capex) / EBITDA. CompoSecure Historical Non-GAAP Reconciliation Husky Historical Non-GAAP Reconciliation Public Company Segment 1 Segment 2 ($ in millions) 2021 2022 2023 2024 GAAP Revenue $1,273 $1,415 $1,517 $1,494 (+) Adjustment1 $0 $0 $24 $0 Adjusted Revenue $1,273 $1,415 $1,541 $1,495 GAAP Operating Income $144 $132 $109 $267 D&A 157 154 163 151 Business Transformation / Other Non-Recurring Costs 66 56 52 14 FX Gain / (Loss) (3) (11) 0 (15) Management Fees / Non-Cash Items 11 6 10 6 Impairment & Other 1 70 3 Adjusted EBITDA $375 $337 $404 $425 (-) Pro Forma Management Fees (Estimated) (36) (33) (36) (38) Pro Forma Net Adjusted EBITDA $339 $304 $369 $387 (-) Capex (52) (41) (33) (42) Pro Forma Net Adjusted EBITDA Less Capex $287 $263 $336 $345 Pro Forma Net Adj. EBITDA Margin 27% 22% 24% 26% Pro Forma Net Adj. EBITDA Less Capex Margin 23% 19% 22% 23% Pro Forma Free Cash Flow Conversion2 85% 87% 91% 89% ($ in millions) 2021 2022 2023 2024 GAAP Net Income $83 $132 $113 ($83) D&A 10 9 8 9 Interest 12 23 24 17 Taxes (1) 4 5 2 Special Management Bonus 4 0 0 0 Equity Compensation 6 11 18 21 Mark-to-Market Adjustments (13) (43) (22) 172 Transaction and Spin-Off Costs 0 0 0 9 Additional Earnout Costs 0 0 0 4 Debt Refinance Costs 0 0 0 0 Adjusted EBITDA $102 $136 $145 $151 (-) Pro Forma Management Fees (Estimated) (10) (11) (12) (13) Pro Forma Net Adjusted EBITDA $92 $125 $133 $138 (-) Capex (5) (9) (11) (8) Pro Forma Net Adjusted EBITDA Less Capex $87 $116 $122 $130 Pro Forma Net Adj. EBITDA Margin 34% 33% 34% 33% Pro Forma Net Adj. EBITDA Less Capex Margin 33% 31% 31% 31% Pro Forma Free Cash Flow Conversion2 95% 93% 92% 94%